UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2017

RELM Wireless Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-3486297
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code: (321) 984-1414

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 2.02    Results of Operations and Financial Condition.

On May 9, 2017, RELM Wireless Corporation (the “Company”) announced its financial and operating results for the first quarter ended March 31, 2017 in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Item 2.02 to this Current Report on Form 8-K, including the exhibit, is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

The Board of Directors of the Company has set April 24, 2017 as the record date for the 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) scheduled to take place on June 15, 2017. Additional information about the Annual Meeting will be included in the Company’s proxy materials.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release dated May 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: May 9, 2017	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 9, 2017.

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